TAX-FREE FUND FOR UTAH
                 Supplement to the Prospectuses
                     Dated October 31, 2000



     Zions First National Bank, the Fund's Sub-Adviser (investment portfolio manager), is contractually committed to serve the Fund until September 14, 2001. The Sub-Adviser has advised Aquila Management Corporation (the Fund's Manager) that it wishes to resign at an earlier date. The Sub-Adviser and the Manager are exploring possible mutually acceptable arrangements for such a resignation. As Manager of the Fund, Aquila Management Corporation has informed the Fund that it intends to ensure that the Fund continues to receive skilled and experienced portfolio management. Further, it intends to maintain the investment strategy and portfolio management philosophy of the Fund.

     It is the Manager's desire to have portfolio management of the Fund continue to be handled locally within the State of Utah. The Manager is currently exploring alternative portfolio management arrangements, which might include assuming these functions itself. The Manager provides locally-oriented investment management to several other funds with which it is associated. Any portfolio management arrangements for the Fund will be subject to action by the Board of Trustees and, depending on the arrangements chosen, to a vote of the shareholders.

         The date of this supplement is March 29, 2001.